                                                                    Exhibit 10.1

                                 First Amendment

                                       TO

                                Credit Agreement

                                      Among

                         Mission Resources Corporation,
                                  as Borrower,

                            The Chase Manhattan Bank,
                            as Administrative Agent,

                                  BNP Paribas,
                              as Syndication Agent,

                            First Union National Bank
                                       AND
                              Fleet National Bank,
                           as Co-Documentation Agents,

                                       and

                          The Lenders Signatory Hereto

                          Effective as of May 29, 2001

                       First Amendment to Credit Agreement

     This First Amendment to Credit Agreement (this "First Amendment") executed effective as of the 29th of May, 2001 (the "Effective Date") is among Mission Resources Corporation, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (collectively, the "Lenders"); The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent"), BNP Paribas, as syndication agent for the Lenders (in such capacity, together with its successors, the "Syndication Agent"); and First Union National Bank and Fleet National Bank, as co-documentation agents for the Lenders (in such capacity, together with its successors, the "Co-Documentation Agents").

                                    Recitals

     A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2001 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

     Section 2. Amendments to Credit Agreement.

     2.1  Amendments to Section 1.01.

     (a)  The definition of "Agreement" is hereby amended to read as follows;

          "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, and as further amended from time to time.

     (b) The following definitions of "First Amendment" and "First Amendment Effective Date" are hereby added where alphabetically appropriate:

          "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of May 29, 2001 among the Borrower, the Guarantors, the Agents and the Lenders.

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          "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

     (c) The definition of "Senior Subordinated Notes" is hereby amended to read as follows:

          "Senior Subordinated Notes" shall mean the Borrower's 10-7/8% senior subordinated notes due April 2007, provided that the aggregate principal amount of all such notes shall not exceed $225,000,000.

     2.2  Section 2.08. Section 2.08(a) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

     (a) Amount. For the period from and including the Closing Date to but not including the first Redetermination Date, the amount of the Borrowing Base shall be the applicable amount based upon the amount of Senior Subordinated Notes outstanding as set forth below:

     ------------------------------------------------------------------------------------------
                          Tier 1         Tier 2         Tier 3         Tier 4         Tier 5
     ------------------------------------------------------------------------------------------
     to 7/31/01        $200,000,000   $185,000,000   $177,500,000   $170,000,000   $162,500,000
     ------------------------------------------------------------------------------------------
     8/01/01 until     $185,000,000   $170,000,000   $162,500,000   $155,000,000   $147,500,000
     Redetermination
     ------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, the Borrowing Base will be subject to further adjustments pursuant to either Section 8.08(c) or Section 9.13. The Borrowing Base may not exceed the Aggregate Maximum Credit Amounts. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, the amount of the Aggregate Commitments shall be governed by the then effective Borrowing Base. For purposes of this Section 2.08(a), (i) "Tier 1" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is less than or equal to $100 million; (ii) "Tier 2" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $100 million and less than or equal to $150 million; (iii) "Tier 3" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $150 million and less than or equal to $175 million; (iv) "Tier 4" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $175 million and less than or equal to $200 million; and (v) "Tier 5" shall be in effect when the aggregate principal amount of the Senior Subordinated Notes is greater than $200 million. For purposes of this Section 2.08(a), the "aggregate principal amount" shall mean the stated face amount of the Senior Subordinated Notes without giving effect to any original issue discount.

     2.3 Section 9.02. Section 9.02(h) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

          (h) Debt (i) under the Senior Subordinated Notes and any guarantees thereof and (ii) which constitutes Permitted Refinancing Debt and any guarantees thereof, and

     Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

     3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.

     3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     Section 4. Representation and Warranties; Etc. Each Obligor hereby affirms:
(a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a parry are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 5. Miscellaneous.

     5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

     5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4 No Oral Agreement. This Written First Amendment, the Credit Agreement and the Other Loan Documents executed in connection herewith and therewith represent the final, agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     5.5 GOVERNING LAW. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                           MISSION RESOURCES CORPORATION


                                    By:
                                       -----------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


GUARANTORS:                         BARGO PETROLEUM CORPORATION


                                    By:
                                       -----------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                    BELLWETHER INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                    PAN AMERICAN ENERGY FINANCE CORP.


                                    By:
                                       -----------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer


                                    PETROBELL, INC.


                                    By:
                                       -----------------------------------------
                                       Ann Kaesermann
                                       Vice-President - Chief Accounting Officer

ADMINISTRATIVE AGENT:               THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By:
                                       -----------------------------------------
                                       Robert Traband
                                       Vice-President


SYNDICATION AGENT:                  BNP PARIBAS,
                                    as Syndication Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


DOCUMENTATION AGENT:                FIRST UNION NATIONAL BANK,
                                    as Documentation Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


 DOCUMENTATION AGENT:               FLEET NATIONAL BANK,
                                    as Documentation Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

LENDERS:                            THE CHASE MANHATTAN BANK


                                    By.
                                       -----------------------------------------
                                       Robert Traband
                                       Vice-President


                                    BNP PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    FIRST UNION NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Titlte:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    UNION BANK OF CALIFORNIA, N.A.


                                    BY:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    WELLS FARGO BANK TEXAS, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    CIBC INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    HIBERNIA NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title: